UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2026

SERVICE PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458-1634

(Address of Principal Executive Offices) (Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each Exchange on which Registered
Common Shares of Beneficial Interest	SVC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this Current Report on Form 8-K, the terms “we,” “us” and “our” refer to Service Properties Trust.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On July 6, 2026, we effected a reverse split of our common shares of beneficial interest, par value $.01 per share, or the Reverse Share Split, pursuant to Articles of Amendment to our Amended and Restated Declaration of Trust which we filed and which were effective that day as of 4:01 p.m. Eastern Time, or the Share Split Time. Pursuant to the Reverse Share Split, every five of our common shares of beneficial interest, par value $.01 per share, issued and outstanding as of the Share Split Time were converted and reclassified into one common share of beneficial interest, par value $.05 per share, subject to the receipt of cash in lieu of fractional shares. Pursuant to additional Articles of Amendment to our Amended and Restated Declaration of Trust which we filed and which were effective as of 4:02 p.m. Eastern Time, and following the Share Split Time, to change the par value of our common shares of beneficial interest from $.05 per share back to $.01 per share. The new CUSIP number for our common shares of beneficial interest is 81761L 201.

The Reverse Share Split affected all record holders of our common shares of beneficial interest uniformly and did not affect any record shareholder’s percentage ownership interest in us, subject to the receipt of cash in lieu of fractional shares. The Reverse Share Split reduced the number of our issued and outstanding common shares of beneficial interest from approximately 647.64 million to approximately 129.53 million, subject to adjustment downward as a result of any cash paid in lieu of fractional shares.

The foregoing descriptions of the amendments to our Amended and Restated Declaration of Trust are not complete and are subject to and qualified in their entirety by reference to the full text of the copies of the Articles of Amendment, which are attached hereto as Exhibits 3.1 and 3.2, each of which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

3.1 Articles of Amendment of Service Properties Trust, dated as of July 6, 2026. (Filed herewith.)

3.2 Articles of Amendment of Service Properties Trust, dated as of July 6, 2026. (Filed herewith.)

104 Cover Page Interactive Data File (Embedded within the Inline XBRL document.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICE PROPERTIES TRUST

	By:	/s/ Brian E. Donley
	Name:	Brian E. Donley
	Title:	Chief Financial Officer and Treasurer

Dated: July 6, 2026

3